As filed with the Securities and Exchange Commission on August 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2010 (August 6, 2010)

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	0-51321	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1625 Broadway, Suite 780, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 260-7125

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada T2P 3T3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 6, 2010, Triangle Petroleum Corporation (the “Company”) issued a press release announcing the rescheduling of the Company’s 2010 Annual Meeting of Shareholders. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 6, 2010 Announcing Rescheduling of Annual Stockholder Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2010	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jonathan Samuels	.
Jonathan Samuels
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release dated August 6, 2010 Announcing Rescheduling of Annual Stockholder Meeting